Exhibit 99.3

Fourth Quarter 2014

Supplemental Information Package

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Table of Contents

Summary
Financial and Operating Highlights	3
Fact Sheet	4
Notes to Fact Sheet	5

Financial Information
Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Funds from Operations and Core Funds from Operations	8
Net Operating Income and Core Net Operating Income	10

Property Information
Top 20 Markets Summary	12
Top 20 Markets Home Price Appreciation Trends	13
Leasing Experience	14
Portfolio Footprint Map	15

Operational Information
Acquisition, Renovation and Leasing Rates	16
Lease Expirations	17

Other Information
Debt Maturity Schedule	18

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Financial and Operating Highlights

Highlights

•                  Core Funds from Operations (“Core FFO”) (as defined) for the fourth quarter and full year 2014 were $42.0 million, or $0.16 per FFO share, and $143.8 million, or $0.57 per FFO share, respectively.

•                  Net Operating Income from leased properties (“NOI”) for the quarter ended December 31, 2014, was $68.0 million, a 14.5% increase from $59.4 million for the quarter ended September 30, 2014. NOI for the year ended December 31, 2014, was $232.3 million.

•                  Total portfolio increased by 3,722 homes to 34,599 as of December 31, 2014, from 30,877 as of September 30, 2014. As of December 31, 2014, the Company had 28,250 leased properties, an increase of 2,089 leased properties from September 30, 2014.

•                  Continued strong occupancy, with 92.8% of properties leased that have been previously leased or rent-ready for more than 90 days and total portfolio occupancy of 81.6%.

•                  Completed securitization transaction in November 2014, which raised gross proceeds of $528.4 million, with a duration-adjusted weighted-average coupon rate of 4.40% for a ten-year term.

•                  Completed the acquisition of the Ellington Housing Single-Family Portfolio in December 2014, which added 914 homes located in markets in Arizona, Colorado, Georgia, North Carolina, Tennessee and Texas to the Company’s portfolio.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Fact Sheet

(Amounts in thousands, except share, per share and property data)

(Unaudited)

	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014
Operating Data - for the three months ended
Rents from single-family properties	$61,843	$73,761	$88,871	$104,210	$109,543
Fees from single-family properties	$1,409	$1,358	$1,889	$1,529	$1,192
Tenant charge-backs	$1,218	$1,890	$3,138	$4,282	$5,621
Total revenues from single-family properties	$64,470	$77,009	$93,898	$110,021	$116,356
Total revenues	$64,890	$77,278	$94,304	$110,393	$116,899
Leased property operating expenses	$24,470	$29,266	$36,790	$50,583	$48,326
Net operating income (1)	$40,000	$47,743	$57,108	$59,438	$68,030
Net operating income margin(1)	62.0%	62.0%	60.8%	54.0%	58.5%
Core net operating income margin(1)	65.0%	64.8%	63.6%	57.3%	62.1%
G&A expense as % of total revenues	5.7%	6.6%	6.0%	4.8%	5.0%
Annualized G&A expense as % of total assets	0.35%	0.45%	0.46%	0.38%	0.38%

Selected Balance Sheet Information - at end of period
Single-family properties, net	$3,861,422	$4,218,654	$4,483,794	$5,117,743	$5,710,671
Total assets	$4,224,144	$4,524,033	$4,982,557	$5,536,344	$6,227,351
Outstanding borrowings under credit facility (2)	$375,000	$671,000	$481,000	$82,000	$207,000
Asset-backed securitizations	$-	$-	$480,970	$993,058	$1,519,390
Note payable	$-	$-	$-	$-	$51,644
Total liabilities	$573,485	$889,925	$1,216,362	$1,349,487	$2,057,757
Total equity capitalization (3)	$4,101,227	$4,230,122	$4,671,212	$4,887,590	$4,946,989
Total capitalization (4)	$4,476,227	$4,901,122	$5,633,182	$5,962,648	$6,725,023
NYSE AMH Class A common share closing price	$16.20	$16.71	$17.76	$16.89	$17.03

Portfolio Data - at end of period
Leased single-family properties	17,328	20,666	23,364	26,161	28,250
Single-family properties in acquisition process	731	805	577	611	384
Single-family properties being renovated	1,732	1,466	1,179	1,719	2,502
Single-family properties being prepared for re-lease	281	508	656	295	630
Vacant single-family properties available for re-lease	579	700	617	1,442	1,305
Vacant single-family properties available for initial lease	2,573	1,319	744	610	1,502
Single-family properties held for sale	44	41	36	39	26
Total single-family properties	23,268	25,505	27,173	30,877	34,599
Total portfolio occupancy	74.5%	81.0%	86.0%	84.7%	81.6%
Available for rent 30+ days occupancy (5)	90.1%	92.1%	93.6%	93.2%	91.5%
Available for rent 90+ days occupancy (6)	94.5%	95.1%	94.7%	94.1%	92.8%
Quarterly lease renewal rate	73%	72%	72%	68%	67%

Other Data
Distributions declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Distributions declared per Series A preferred share	$0.23	$0.31	$0.31	$0.31	$0.31
Distributions declared per Series B preferred share	$-	$0.35	$0.31	$0.31	$0.31
Distributions declared per Series C preferred share	$-	$-	$0.23	$0.34	$0.34

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Notes to Fact Sheet

(1)             Refer to Net Operating Income and Core Net Operating Income section for calculation details and related reconciliations to net income / (loss), as determined in accordance with Generally Accepted Accounting Principles (“GAAP”).

(2)             Our credit facility provides for borrowing capacity of up to $800 million and bears interest at 30 day LIBOR plus 2.75% (3.125% beginning in March 2017). Borrowings are available until March 2015, which we plan to extend under the terms of the credit facility agreement for an additional year, subject to the satisfaction of certain financial covenant tests. Upon expiration of the credit facility period, any outstanding borrowings will convert to a term loan through September 30, 2018.

(3)             Total equity capitalization includes common shares, preferred shares and Class A units outstanding at the end of the respective periods and 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units.

(4)             Total capitalization includes equity capitalization, principal balances on asset-backed securitizations and note payable and borrowings outstanding under our credit facility at the end of the respective periods.

(5)             Available for rent 30+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 30 days (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(6)             Available for rent 90+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 90 days (i.e., occupancy percentage is net of vacancy associated with properties in turn).

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Consolidated Balance Sheets

(Amounts in thousands, except share data)

(Unaudited)

	December 31, 2014	December 31, 2013
Assets
Single-family properties:
Land	$1,104,409	$728,362
Buildings and improvements	4,808,706	3,188,693
Single-family properties held for sale	3,818	6,569
	5,916,933	3,923,624
Less: accumulated depreciation	(206,262)	(62,202)
Single-family properties, net	5,710,671	3,861,422
Cash and cash equivalents	108,787	148,989
Restricted cash	77,198	26,430
Rent and other receivables, net	11,009	6,863
Escrow deposits, prepaid expenses and other assets	118,783	39,212
Deferred costs and other intangibles, net	54,582	20,573
Asset-backed securitization certificates	25,666	-
Goodwill	120,655	120,655
Total assets	$6,227,351	$4,224,144

Liabilities
Credit facility	$207,000	$375,000
Asset-backed securitizations	1,519,390	-
Note payable	51,644	-
Accounts payable and accrued expenses	149,706	103,397
Contingently convertible Series E units liability	72,057	66,938
Preferred shares derivative liability	57,960	28,150
Total liabilities	2,057,757	573,485

Commitments and contingencies

Equity
Shareholders’ equity:
Class A common shares	2,108	1,848
Class B common shares	6	6
Preferred shares	171	91
Additional paid-in capital	3,618,207	2,996,478
Accumulated deficit	(170,162)	(63,479)
Accumulated other comprehensive loss	(229)	-
Total shareholders’ equity	3,450,101	2,934,944

Noncontrolling interest	719,493	715,715
Total equity	4,169,594	3,650,659

Total liabilities and equity	$6,227,351	$4,224,144

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Consolidated Statements of Operations

(Amounts in thousands, except share and per share data)

(Unaudited)

	Three Months Ended					Year Ended
	Dec 31, 2013	Mar 31, 2014	June 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2014
Revenues:
Rents from single-family properties	$61,843	$73,761	$88,871	$104,210	$109,543	$376,385
Fees from single-family properties	1,409	1,358	1,889	1,529	1,192	5,968
Tenant charge-backs	1,218	1,890	3,138	4,282	5,621	14,931
Other	420	269	406	372	543	1,590
Total revenues	64,890	77,278	94,304	110,393	116,899	398,874

Expenses:
Property operating expenses
Leased single-family properties	24,470	29,266	36,790	50,583	48,326	164,965
Vacant single-family properties and other	8,348	9,043	6,351	3,885	4,129	23,408
General and administrative expense	3,667	5,074	5,703	5,291	5,879	21,947
Interest expense	-	1,502	3,888	5,112	9,379	19,881
Noncash share-based compensation expense	473	532	612	751	691	2,586
Acquisition fees and costs expensed	814	452	919	14,550	6,465	22,386
Depreciation and amortization	33,160	35,131	38,325	44,855	47,205	165,516
Total expenses	70,932	81,000	92,588	125,027	122,074	420,689

Remeasurement of Series E units	(1,619)	(2,756)	(4,944)	3,588	(1,007)	(5,119)
Remeasurement of Preferred shares	(1,810)	(457)	(141)	(1,750)	(3,810)	(6,158)

Net loss	(9,471)	(6,935)	(3,369)	(12,796)	(9,992)	(33,092)

Noncontrolling interest	3,888	3,620	4,212	3,382	3,751	14,965
Dividends on preferred shares	1,160	3,121	4,669	5,569	5,569	18,928

Net loss attributable to common shareholders	$(14,519)	$(13,676)	$(12,250)	$(21,747)	$(19,312)	$(66,985)

Weighted-average shares outstanding—basic
and diluted	185,499,066	185,504,294	185,515,651	202,547,677	211,473,906	196,348,757

Net loss attributable to common shareholders
per share—basic and diluted	$(0.08)	$(0.07)	$(0.07)	$(0.11)	$(0.09)	$(0.34)

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Funds from Operations and Core Funds from Operations

(Amounts in thousands, except share and per share data)

(Unaudited)

The following is a reconciliation of net loss attributable to common shareholders, determined in accordance with GAAP, to FFO and Core FFO for the three months ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014, and December 31, 2014, and year ended December 31, 2014:

	Three Months Ended					Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2013	2014	2014	2014	2014	2014
Net loss attributable to common shareholders	$(14,519)	$(13,676)	$(12,250)	$(21,747)	$(19,312)	$(66,985)
Adjustments:
Noncontrolling interests in the Operating Partnership	3,718	3,715	4,140	3,583	3,791	15,229
Depreciation and amortization of real estate assets	31,702	33,827	36,793	43,153	45,513	159,286
Funds from operations	$20,901	$23,866	$28,683	$24,989	$29,992	$107,530
Adjustments:
Acquisition fees and costs expensed	814	452	919	14,550	6,465	22,386
Noncash share-based compensation expense	473	532	612	751	691	2,586
Remeasurement of Series E units	1,619	2,756	4,944	(3,588)	1,007	5,119
Remeasurement of Preferred shares	1,810	457	141	1,750	3,810	6,158
Core funds from operations	$25,617	$28,063	$35,299	$38,452	$41,965	$143,779
Weighted-average number of FFO shares (1)	239,122,332	239,127,560	239,138,917	256,170,943	265,750,550	250,625,401
FFO per weighted-average FFO share	$0.09	$0.10	$0.12	$0.10	$0.11	$0.43
Core FFO per weighted-average FFO share	$0.11	$0.12	$0.15	$0.15	$0.16	$0.57

(1)        Includes weighted-average common shares outstanding and assumes full conversion of all Operating Partnership units outstanding, including Class A units, which totaled 13,787,292 at December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 and 14,440,670 at December 31, 2014, as well as 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units for all periods.

FFO is a non-GAAP financial measure that we calculate in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Core FFO is a non-GAAP financial measure that we use as a supplemental measure of our performance.  We compute Core FFO by adjusting FFO for (1) expensed acquisition fees and costs incurred with recent business combinations and the acquisition of properties with existing leases, (2) noncash share-based compensation expense and (3) noncash fair value adjustments associated with remeasuring our Series E units liability and Preferred shares derivative liability to fair value.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Funds from Operations and Core Funds from Operations (continued)

We present FFO and FFO per FFO share because we consider FFO to be an important measure of the performance of real estate companies, as do many analysts in evaluating our Company.  We believe that FFO is a helpful measure of a REIT’s performance since FFO excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time.  We believe that real estate values fluctuate due to market conditions and in response to inflation.

We also believe that Core FFO and Core FFO per FFO share are helpful to investors as supplemental measures of the operating performance of our Company as they allow investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period.

FFO and Core FFO are not a substitute for net cash flow provided by operating activities or net loss per share, as determined in accordance with GAAP, as a measure of our liquidity, operating performance or ability to pay dividends.  FFO and Core FFO also are not necessarily indicative of cash available to fund future cash needs.  Because other REITs may not compute FFO and Core FFO in the same manner, FFO and Core FFO may not be comparable among REITs.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Net Operating Income and Core Net Operating Income

(Amounts in thousands)

(Unaudited)

	Three Months Ended					Year Ended
	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2014
Net Operating Income
Rents from single-family properties	$61,843	$73,761	$88,871	$104,210	$109,543	$376,385
Fees from single-family properties	1,409	1,358	1,889	1,529	1,192	5,968
Tenant charge-backs	1,218	1,890	3,138	4,282	5,621	14,931
Total revenues from single-family properties	64,470	77,009	93,898	110,021	116,356	397,284

Leased property operating expenses	24,470	29,266	36,790	50,583	48,326	164,965

Net operating income	$40,000	$47,743	$57,108	$59,438	$68,030	$232,319
Net operating income margin	62.0%	62.0%	60.8%	54.0%	58.5%	58.5%

Core Net Operating Income
Rents from single-family properties	$61,843	$73,761	$88,871	$104,210	$109,543	$376,385
Fees from single-family properties	1,409	1,358	1,889	1,529	1,192	5,968
Bad debt expense	(1,748)	(1,423)	(962)	(2,044)	(1,262)	(5,691)
Core revenues from single-family properties	61,504	73,696	89,798	103,695	109,473	376,662

Leased property operating expenses	24,470	29,266	36,790	50,583	48,326	164,965
Expenses reimbursed by tenant charge-backs	(1,218)	(1,890)	(3,138)	(4,282)	(5,621)	(14,931)
Bad debt expense	(1,748)	(1,423)	(962)	(2,044)	(1,262)	(5,691)
Core property operating expenses	21,504	25,953	32,690	44,257	41,443	144,343

Core net operating income	$40,000	$47,743	$57,108	$59,438	$68,030	$232,319
Core net operating income margin	65.0%	64.8%	63.6%	57.3%	62.1%	61.7%

NOI is a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties and tenant charge-backs, less property operating expenses for leased single-family properties.  Core NOI is also a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties, net of bad debt expense, less property operating expenses for leased single-family properties, excluding expenses reimbursed by tenant charge-backs and bad debt expense.

NOI and Core NOI also exclude remeasurement of preferred shares, remeasurement of Series E units, depreciation and amortization, acquisition fees and costs expensed, noncash share-based compensation expense, interest expense, general and administrative expense, property operating expenses for vacant single-family properties and other, and other revenues.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Net Operating Income and Core Net Operating Income (continued)

(Amounts in thousands)

(Unaudited)

We consider NOI to be a meaningful financial measure because we believe it is helpful to investors in understanding the operating performance of our leased single-family properties. Additionally, we believe Core NOI is helpful to our investors as it better reflects the operating margin performance of our leased single-family properties and excludes the impact of certain operating expenses that are reimbursed through tenant charge-backs.

NOI and Core NOI should be considered only as supplements to net loss as measures of our performance. NOI and Core NOI should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI and Core NOI also should not be used as substitutes for net loss or net cash flows from operating activities (as computed in accordance with GAAP).

The following is a reconciliation of NOI and Core NOI to net loss determined in accordance with GAAP:

	Three Months Ended					Year Ended
	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2014
Net loss	$(9,471)	$(6,935)	$(3,369)	$(12,796)	$(9,992)	$(33,092)
Remeasurement of Preferred shares	1,810	457	141	1,750	3,810	6,158
Remeasurement of Series E units	1,619	2,756	4,944	(3,588)	1,007	5,119
Depreciation and amortization	33,160	35,131	38,325	44,855	47,205	165,516
Acquisition fees and costs expensed	814	452	919	14,550	6,465	22,386
Noncash share-based compensation expense	473	532	612	751	691	2,586
Interest expense	-	1,502	3,888	5,112	9,379	19,881
General and administrative expense	3,667	5,074	5,703	5,291	5,879	21,947
Property operating expenses for vacant
single-family properties and other	8,348	9,043	6,351	3,885	4,129	23,408
Other revenues	(420)	(269)	(406)	(372)	(543)	(1,590)
Net operating income	40,000	47,743	57,108	59,438	68,030	232,319
Tenant charge-backs	1,218	1,890	3,138	4,282	5,621	14,931
Expenses reimbursed by tenant charge-backs	(1,218)	(1,890)	(3,138)	(4,282)	(5,621)	(14,931)
Bad debt expense excluded from operating expenses	1,748	1,423	962	2,044	1,262	5,691
Bad debt expense included in revenues	(1,748)	(1,423)	(962)	(2,044)	(1,262)	(5,691)
Core net operating income	$40,000	$47,743	$57,108	$59,438	$68,030	$232,319

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Top 20 Markets Summary

The table below summarizes certain information with respect to our top 20 markets as of December 31, 2014:

Market	Number of Properties	Percentage of Total Properties	Gross Book Value ($ millions)	Percentage of Gross Book Value	Gross Book Value per Property	Avg. Sq. Ft.	Avg. Age (years)	Avg. Year Purchased	Leased Properties	Occupancy Percentage
Dallas-Fort Worth, TX	2,837	8.2%	$451.5	7.6%	$159,147	2,137	11.1	2013	2,502	88.2%
Indianapolis, IN	2,675	7.7%	403.2	6.8%	150,729	1,931	12.4	2013	2,117	79.1%
Atlanta, GA	2,257	6.5%	363.8	6.1%	161,187	2,106	14.1	2013	1,892	83.8%
Charlotte, NC	1,975	5.7%	338.6	5.7%	171,443	1,999	11.9	2013	1,556	78.8%
Greater Chicago area, IL and IN	1,968	5.7%	339.9	5.7%	172,713	1,897	13.3	2013	1,483	75.4%
Cincinnati, OH	1,776	5.1%	304.4	5.1%	171,396	1,849	12.8	2013	1,449	81.6%
Houston, TX	1,772	5.1%	305.6	5.2%	172,460	2,243	10.4	2013	1,449	81.8%
Tampa, FL	1,486	4.3%	279.5	4.7%	188,089	1,993	11.0	2013	1,346	90.6%
Phoenix, AZ	1,381	4.0%	219.3	3.7%	158,798	1,819	12.5	2013	1,283	92.9%
Jacksonville, FL	1,357	3.9%	201.9	3.4%	148,784	1,917	10.9	2013	1,103	81.3%
Nashville, TN	1,309	3.8%	270.3	4.6%	206,494	2,204	10.5	2013	1,108	84.6%
Raleigh, NC	1,297	3.7%	231.5	3.9%	178,489	1,889	10.7	2013	995	76.7%
Columbus, OH	1,265	3.7%	190.6	3.2%	150,672	1,827	13.5	2013	1,018	80.5%
Orlando, FL	981	2.8%	165.2	2.8%	168,400	1,912	12.9	2013	835	85.1%
Salt Lake City, UT	981	2.8%	212.0	3.6%	216,106	2,153	13.5	2013	709	72.3%
Las Vegas, NV	908	2.6%	159.3	2.7%	175,441	1,865	12.2	2012	837	92.2%
San Antonio, TX	790	2.3%	118.1	2.0%	149,494	1,984	13.8	2013	653	82.7%
Denver, CO	642	1.9%	168.6	2.8%	262,617	2,121	15.2	2013	427	66.5%
Austin, TX	629	1.8%	92.1	1.6%	146,423	1,847	10.6	2013	520	82.7%
Greenville, SC	552	1.6%	93.6	1.6%	169,565	1,921	11.5	2013	376	68.1%
All Other (1)	5,761	16.7%	1,007.9	17.0%	174,952	1,829	11.7	2013	4,592	79.7%
Total / Average	34,599	100.0%	$5,916.9	100.0%	$171,014	1,966	12.1	2013	28,250	81.6%

(1) Represents 21 markets in 15 states.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Top 20 Markets Home Price Appreciation Trends

The table below summarizes historic changes in the House Price Index of the Federal Housing Finance Agency (“FHFA”), known as the Quarterly Purchase-Only Index, specifically the non-seasonally adjusted “Purchase-Only Index” for the “100 Largest Metropolitan Statistical Areas”, which is used for purposes of computing the “HPA Factor” for our 5% Series A participating preferred shares, 5% Series B participating preferred shares and 5.5% Series C participating preferred shares as described in the prospectuses for those securities.

		HPA Index (1)

Market	Relative Weighting of Top 20 Markets (2)	Dec 31, 2012 (3)	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sept 30, 2014	HPA Index Appreciation
Dallas-Fort Worth, TX (4)	9.508%	100.0	100.6	106.0	107.0	108.6	109.7	113.4	115.4	15.4%
Indianapolis, IN	8.881%	100.0	104.7	107.9	110.3	107.0	109.1	112.7	112.9	12.9%
Greater Chicago area, IL and IN	7.679%	100.0	101.6	110.5	111.2	111.8	108.9	115.5	116.8	16.8%
Atlanta, GA	7.545%	100.0	103.6	110.9	113.8	114.5	120.0	122.8	122.0	22.0%
Nashville, TN	6.390%	100.0	102.4	108.2	108.8	111.2	111.2	116.5	118.5	18.5%
Houston, TX	6.312%	100.0	101.5	107.6	108.3	111.0	114.7	117.0	120.4	20.4%
Cincinnati, OH	6.119%	100.0	100.0	105.5	107.7	105.4	106.4	111.1	112.2	12.2%
Salt Lake City, UT	5.495%	100.0	104.1	109.6	109.7	109.0	110.3	115.5	114.5	14.5%
Tampa, FL	5.361%	100.0	100.5	108.2	110.9	112.2	113.3	114.7	119.0	19.0%
Charlotte, NC	5.354%	100.0	105.3	109.9	112.7	114.0	109.9	116.9	116.0	16.0%
Phoenix, AZ	5.270%	100.0	102.6	110.8	115.8	117.6	118.7	122.2	121.5	21.5%
Jacksonville, FL	4.776%	100.0	107.7	111.1	111.7	113.3	110.6	115.9	121.5	21.5%
Las Vegas, NV	4.371%	100.0	102.1	111.9	121.5	124.9	130.8	132.6	137.3	37.3%
Raleigh, NC	4.040%	100.0	102.2	106.0	107.6	106.6	108.1	112.9	110.9	10.9%
Columbus, OH	3.167%	100.0	102.3	107.9	111.5	109.4	111.1	115.3	115.5	15.5%
Orlando, FL	3.036%	100.0	100.0	107.7	110.1	109.7	112.3	115.6	116.2	16.2%
Tucson, AZ	1.867%	100.0	98.3	102.6	105.8	107.7	106.1	109.3	116.7	16.7%
Greensboro, NC	1.789%	100.0	101.0	104.9	104.6	104.2	105.3	109.6	105.7	5.7%
Austin, TX	1.550%	100.0	101.4	109.5	111.3	110.1	115.2	121.0	120.8	20.8%
San Antonio, TX	1.490%	100.0	99.0	100.4	100.0	99.8	104.5	106.2	106.2	6.2%
Total / weighted average	100.0%									17.5%

(1)

Updates to the Quarterly Purchase-Only Index are released by the FHFA on approximately the 20th day of the second month following quarter-end. Accordingly, information in the above table has been presented through September 30, 2014.

(2)

Relative weighting of top 20 markets based on properties as of September 30, 2013, consistent with relative weighting used for purposes of computing the “HPA Factor” for our 5% Series A participating preferred shares, 5% Series B participating preferred shares and 5.5% Series C participating preferred shares as described in the prospectuses for those securities.

(3)

For the illustrative purposes of this table, the HPA Index has been indexed as of December 31, 2012, and, as such, a baseline index value of 100.0 has been assigned to each market as of such date. The HPA Index values with respect to the other periods presented are relative measures calculated in relation to the baseline index value.

(4)

Our Dallas-Fort Worth, TX market is comprised of the Dallas-Plano-Irving and Fort Worth-Arlington Metropolitan Divisions, with each division being given equal weighting for purposes of determining the HPA Index.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Leasing Experience

The table below summarizes our leasing experience through December 31, 2014:

Market	Leased (1)	Available for Rent 30+ Days (2)	Available for Rent 90+ Days (3)	30+ Days Occupancy % (4)	90+ Days Occupancy % (5)	Avg. Annual Scheduled Rent per Property
Dallas-Fort Worth, TX	2,459	2,612	2,581	94.1%	95.3%	$17,989
Indianapolis, IN	2,108	2,424	2,382	87.0%	88.5%	15,353
Atlanta, GA	1,856	1,932	1,925	96.1%	96.4%	15,709
Charlotte, NC	1,535	1,665	1,636	92.2%	93.8%	16,036
Greater Chicago area, IL and IN	1,458	1,650	1,621	88.4%	89.9%	19,810
Cincinnati, OH	1,431	1,609	1,586	88.9%	90.2%	17,080
Houston, TX	1,401	1,512	1,493	92.7%	93.8%	18,942
Tampa, FL	1,330	1,412	1,407	94.2%	94.5%	18,339
Phoenix, AZ	1,270	1,368	1,368	92.8%	92.8%	13,236
Jacksonville, FL	1,082	1,158	1,150	93.4%	94.1%	15,568
All Other (6)	11,887	13,069	12,812	91.0%	92.8%	16,844
Total / Average	27,817	30,411	29,961	91.5%	92.8%	$16,842

(1)

Includes leases on properties for which we have completed renovations and excludes leases with tenants existing at the date of acquisition, other than leases with tenants acquired as part of portfolio acquisitions.

(2)

Available for Rent 30+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 30 days.

(3)

Available for Rent 90+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 90 days.

(4)

Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 30+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(5)

Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 90+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(6)	Represents 31 markets in 19 states.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Portfolio Footprint Map

All properties in all markets are managed by AMH personnel.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Acquisition, Renovation and Leasing Rates

(1)

“Rent Ready” includes properties for which initial construction has been completed during each quarter. Q3 2014 includes 1,338 renovated properties acquired as part of the Beazer Rental Homes portfolio. Q4 2014 includes 896 renovated properties acquired as part of the Ellington Housing Single-Family portfolio.

(2)

“Leases Signed” includes the number of initial leases signed each quarter (includes Pre-Existing Leases). Q3 2014 includes 1,236 leased properties acquired as part of the Beazer Rental Homes portfolio. Q4 2014 includes 880 leased properties acquired as part of the Ellington Housing Single-Family portfolio.

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Lease Expirations

American Homes 4 Rent

Supplemental Information Package

Fourth Quarter 2014

Debt Maturity Schedule

(Amounts in thousands)

(1)	Reflects borrowings outstanding under credit facility as of December 31, 2014, which become due (based on fully extended maturity date) on September 30, 2018.
(2)

Reflects fully extended maturity date of June 9, 2019, which is based on an initial two-year loan term and three, 12-month extension options, at the Company’s election, provided there is no event of default and compliance with certain other terms.